Exhibit 32.2

                   CERTIFICATION PURSUANT TO
                    18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report of BF Acquisition Group V, Inc. (the "Company") on Form 10-QSB for the period ending
October 31, 2007 as filed with the Securities and Exchange
Commission on the date hereof (the "Report"), I, William R.
Colucci, Treasurer of the Company, certify, pursuant to 18 U.S.C.
1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that:

     (1)   The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 17, 2007

                                /s/ William R. Colucci
                                ---------------------------------
                                William R. Colucci, Treasurer
                                BF Acquisition Group V, Inc.